Exhibit 10.5

ASSIGNMENT AND ASSUMPTION OF LEASE,

SECURITY DEPOSITS AND GUARANTY

THIS ASSIGNMENT AND ASSUMPTION OF LEASE, SECURITY DEPOSITS AND GUARANTY (“Assignment”) is made and entered into as of the 9 day of March, 2022, by and between NSHE BASSETT, LLC, an Arizona limited liability company (“Assignor”), and GIPAZ 199 NORTH PANTANO ROAD, LLC, a Delaware limited liability company (“Assignee”).

W I T N E S S E T H:

WHEREAS, contemporaneously with the execution hereof, Assignor has transferred and assigned to Assignee all of Assignor’s leasehold interest in certain real property commonly known as Kohl’s Store, located at 199 North Pantano Road, Tucson, Pima County, Arizona 85710, and more particularly described on Exhibit “A” attached hereto (the “Property”); and

WHEREAS, in connection with said transfer and assignment, Assignor desires to transfer and assign to Assignee all of Assignor’s right, title and interest in and to that certain Sublease more particularly described on Exhibit “B” attached hereto affecting the Property (the “Lease”), together with the security deposits associated therewith, and, subject to the terms and conditions hereof, Assignee desires to assume Assignor’s obligations in respect of said lease and the security deposits; and

WHEREAS, in connection with said conveyance, Assignor desires to transfer and assign to Assignee all of Assignor’s right, title and interest in and to that certain Guaranty made by KOHL’S CORPORATION, a Wisconsin corporation, dated as of January 30, 2003 (the “Guaranty”) affecting the Lease.

NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) in hand paid to Assignor by Assignee, Assignee’s purchase of the Property and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by Assignor and Assignee, Assignor and Assignee hereby covenant and agree as follows:

1.Assignor hereby unconditionally and absolutely assigns, transfers, sets over and conveys to Assignee all of Assignor’s right, title and interest as landlord in and to the Lease and the Guaranty and all of the rights, benefits and privileges of the landlord thereunder, including without limitation all of Assignor’s right, title and interest in and to all security deposits and rentals thereunder.

2.Assignee hereby assumes all liabilities and obligations of Assignor under the Lease which arise on or after the date hereof and agrees to perform all obligations of Assignor under the Lease which are to be performed or which become due on or after the date hereof (except those obligations for which Assignee is indemnified pursuant to Section 3 below for which Assignor shall remain liable and except for those obligations arising due to acts or omissions occurring prior to the date hereof).

18944863-5

3.Assignor shall indemnify and hold Assignee harmless from any claim, liability, cost or expense (including without limitation reasonable attorneys’ fees and costs) arising out of Assignor’s failure to perform any of its obligations under the Lease which Assignor was to perform during the period in which Assignor leased the Property.

4.Assignee shall indemnify and hold Assignor harmless from any claim, liability, cost or expense (including without limitation reasonable attorneys’ fees) arising out of Assignee’s failure to perform any obligations or liability of the landlord under the Lease arising on or after the date upon which the Lease is assumed by Assignee hereunder.

5.This Assignment shall inure to the benefit of and be binding upon Assignor and Assignee, their respective legal representatives, successors and assigns.  This Assignment may be executed in counterparts, each of which shall be deemed an original and all of such counterparts together shall constitute one and the same Assignment.

(Signatures on Following Page)

18944863_5

(Signature Page to Assignment and Assumption of Lease, Security Deposits and Guaranty)

IN WITNESS WHEREOF, the duly authorized representatives of Assignor and Assignee have caused this Assignment to be properly executed under seal as of this day and year first above written.

ASSIGNOR:

NSHE BASSETT, LLC,

an Arizona limited liability company

By:Continental 34 Fund Limited Partnership,

a Wisconsin limited partnership, its Manager

By:	Continental 34 Holding Company, Inc.,

a Delaware corporation, its General Partner

By:/s/ Daniel Minahan

Daniel J. Minahan, President

ASSIGNEE:

GIPAZ 199 NORTH PANTANO ROAD, LLC,

a Delaware limited liability company

By:/s/ David Sobelman

David Sobelman, President

18944863_5

Exhibit “A”

Legal Description

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF PIMA, STATE OF ARIZONA, AND IS DESCRIBED AS FOLLOWS:

Parcel 1:

Lots 4 and 6 of Broadway Pantano Center, according to the plat of record in the office of the County Recorder of Pima County, Arizona, in Book 56 of Maps, Page 84, lying within the Southeast Quarter of the Southeast Quarter of Section 8, Township 14 South, Range 15 East, of the Gila and Salt River and Meridian, Pima County, Arizona;

EXCEPT that portion of Lot 4 described as follows:

Commencing at the Northeast corner of said Lot 4, said point also being the True Point of Beginning;

Thence South 00° 11’ 12" West, along the Easterly line of said Lot 4, a distance of 56.00 feet, to a point on a line lying 56.00 feet Southerly and parallel with the North line of said Lot 4;

Thence North 89° 46’ 08" West, parallel with said North line of Lot 4, a distance of 34.94 feet;

Thence South 87° 56’ 25" West, a distance of 100.08 feet to a point on a line lying 60.00 feet Southerly and parallel with said North line of Lot 4;

Thence North 89° 46’ 08" West, parallel with said North line of Lot 4, a distance of 442.36 feet, to a point on the Westerly line of Lot 4;

Thence North 00° 11’ 12" East, along the Westerly line of Lot 4, a distance of 60.00 feet to the Northwest corner of Lot 4;

Thence South 89° 46’ 08" East, along the North line of said Lot 4, a recorded distance of 577.35 feet to the True Point of Beginning.

Parcel 2:

That portion of Lot 5 of Broadway Pantano Center, according to the plat of record in the office of the County Recorder of Pima County, Arizona, in Book 56 of Maps, Page 84, lying within the Southeast Quarter of the Southeast Quarter of Section 8, Township 14 South, Range 15 East, of the Gila and Salt River Meridian, Pima County, Arizona, more particularly described as follows:

Commencing at the Northwest corner of said Lot 5;

18944863_5

Thence South 00° 11’ 12" West, along the Westerly line of said Lot 5, a distance of 56.00 feet, to the True Point of Beginning;

Thence continuing South 00° 11’ 12" West, along the Westerly line of said Lot 5, a distance of 54.79 feet;

Thence South 34° 48’ 48" East, along the Westerly line of said Lot 5, a distance of 152.21 feet:

Thence leaving the Westerly line of Lot 5, North 00° 11’ 12" East, a distance of 179.41 feet to a point on a line lying 56.00 feet Southerly and parallel with the North line of said Lot 5;

Thence North 89° 46’ 08" West, parallel with the said North line of Lot 5, a distance of 87.31 feet, to the True Point of Beginning.

Parcel 3:

Those beneficial easements as set forth in the Reciprocal Ingress-Egress Easement Agreement recorded July 9, 2002 in Docket 11837, page 1966, records of Pima County, Arizona.

APN: 133-23-359A

18944863_5

Exhibit “B”

Lease

Sublease by and between Continental 34 Fund Limited Partnership, a Wisconsin limited partnership (“Original Landlord”), and Kohl’s, Inc., a Delaware corporation, formerly known as Kohl’s Department Stores, Inc., a Delaware corporation (“Tenant”), dated as of January 30, 2003 (“Original Lease”); as amended by that certain Letter Agreement dated January 30, 2003 (“First Letter Agreement”); as assigned by that certain Assignment of Lease between Original Landlord, and NSHE Bassett, LLC, an Arizona limited liability company (“Landlord”), dated as of June 5, 2003 (“Continental Assignment”); as amended by that certain First Amendment to Sublease dated as of June 10, 2003 (“First Amendment”); as assigned by that certain Assignment and Assumption of Lease between Tenant and Kohl’s Pennsylvania, Inc., a Pennsylvania corporation, dated as of October 5, 2003 (“KD Assignment”); as amended by that certain Letter Agreement dated December 9, 2003 (“Second Letter Agreement”); as assigned by that certain Assignment and Assumption of Lease and Other Real Property Interests between Kohl’s Pennsylvania, Inc., a Pennsylvania corporation, and Tenant dated as of August 30, and recorded October 13, 2009, in Docket 13662, Page 923, of the Public Records of Pima County, Arizona (“KP Assignment”); and as amended by that certain Second Amendment to Sublease dated as of February 6, 2020 (“Second Amendment”); the Original Lease, First Letter Agreement, Continental Assignment, First Amendment, KD Assignment, Second Letter Agreement, KP Assignment and Second Amendment, being hereinafter collectively referred to as (the “Lease”).

18944863_5